EXHIBIT R

PRINCIPAL HOLDER OF SHARES AS OF NOVEMBER 30, 2006

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin California Tax Free Income Fund, Inc.
Franklin California Tax-Free Income Fund	Frederick J. Hanshaw	3,556,889.59	32.58
Advisor Class shares	Garden Grove, CA 92843-4929

	Ann L. Johnson	649,182.67	5.95
	Trst 1999 Ann L. Johnson Marital Tr
	DTD 6/29/99
	Hillsborough, CA 94010-6739
Franklin California Tax-Free Trust
Franklin California Tax-Exempt Money Fund	Rupert H. Johnson, Jr. Tr	106,802,754.10	16.17
	Rupert H Johnson, Jr. Trste
	DTD 03/13/96
	C/O Franklin
	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Capital Growth Fund
Franklin Capital Growth Fund	Guardian Group Pensions GIAC	189,821.49	6.71
Class R shares	1560 Valley Center Parkway Ste 100
	Bethlehem, PA 18017-2275

	Franklin Templeton Bank & Trust Co	182,225.27	6.45
	Special Devices Incorporated
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002
Franklin Capital Growth Fund	Corefolio	1,716,175.75	5.49
Advisor Class shares	FT 529 College Savings Plan
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091

	Age Newborn-8 Years	5,983,502.03	19.14
	FT 529 College Savings Plan
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091

	Age 9-12 Years	2,499,902.74	8.00
	FT 529 College Savings Plan
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091

	Franklin Templeton Corefolio	14,316,851.05	45.80
	Allocation Fund
	FT Fund Allocator Series
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091
Franklin Custodian Funds
Franklin Growth Fund	Guardian Group Pensions GIAC	352,452.08	36.06
Class R shares	1560 Valley Center Parkway Ste 100
	Bethlehem, PA 18017-2275

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Growth Fund	Corefolio	499,172.69	7.07
Advisor Class shares	FT 529 College Savings Plan
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091

	Franklin Templeton Corefolio	4,149,320.61	58.75
	Allocation Fund
	FT Fund Allocator Series
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091

	Nationwide Trust Company	694,473.87	9.83
	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Income Fund	Hartford Life Insurance Co	8,121,910.71	10.67
Class R shares	Separate Account
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Franklin Income Fund	Franklin Templeton Founding Funds	1,401,078,024.59	86.61
Advisor Class shares	Allocation Fund
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091
Franklin U.S. Government Securities Fund	Trustlynx & Co	990,941.10	8.72
Class R shares	Company 00L37
	P.O. Box 173736
	Denver, CO 80217-3736
Franklin U.S. Government Securities Fund	Master Trust Bank of Japan	26,277,136.44	43.08
Advisor Class shares	Operational Service for Investment
	Trust Section
	Trustee & Agency Service Division
	2-11-3 Hamamatsucho Minato-Ku
	Tokyo, Japan 105-8579

	Age 13-16 Years	4,546,442.12	7.45
	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091

	Conservative Target Fund	4,750,076.99	7.79
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	8,401,582.41	13.77
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Utilities Fund	ING Insurance & Annuity Co	354,258.00	15.61
Class R shares	Separate Account F
	151 Farmington Ave
	Hartford, CT 06156-0001

	Transamerica Life Insurance Co	1,036,226.62	45.67
	Retirement Services – Separate
	Accounts
	P.O. Box 30368
	Los Angeles, CA 90030-0368
Franklin Utilities Fund	State Street Bank and Trust Co	2,196,402.76	35.78
Advisor Class shares	Trst Southern California Edison Co
	Stock Savings Plus Plan
	105 Rosemont Ave
	Westwood, MA 02090-2318
Franklin Global Trust
Franklin Global Real Estate Fund	Franklin Advisers, Inc.*	498,000.000	50.46
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin International Smaller Companies Growth	Franklin Advisers, Inc.*	200,000.00	14.30
Fund	One Franklin Parkway
Advisor Class shares	San Mateo, CA 94403-1906

	Franklin Mutual Advisers, LLC*	111,532.46	7.98
	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Templeton Core Plus Fixed Income Fund	Wells Fargo Bank NA FBO	1,125,433.61	12.16
Advisor Class shares	FBO BVU
	12767907
	P.O. Box 1533
	Minneapolis, MN 55480-1533

	Ellard & Co.[1]	5,408,161.17	58.45
	C/O Fiduciary Trust Company Intl
	P.O. Box 3199
	Church Street Station
	New York, NY 10008

	Citibank NA	1,145,579.16	12.38
	CUST Berkshire Farm Center &
	Services
	111 Wall Street
	New York, NY 10005-3509

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Templeton Emerging Market Debt	Franklin Advisers, Inc.*	500,000.00	12.85
Opportunities Fund	One Franklin Parkway
Advisor Class shares	San Mateo, CA 94403-1906

	Vallee & Co FBO 61	270,512.81	6.95
	C/O M&I Trust Co NA
	Attn Mutual Funds
	11270 W Park Place Ste 400 PP
	Milwaukee, WI 53224-3623

	The Doctors’ Company[2]	2,413,127.41	62.01
	An Interinsurance Exchange
	185 Greenwood Road
	Napa, CA 94558-6270

	Pennington Medical Foundation	444,700.19	11.43
	6400 Perkins Road
	Baton Rouge, LA 70808-4124
Franklin Templeton High Income Fund	Ellard & Co.[3]	351,715.72	49.15
	C/O Fiduciary Trust Company Intl
	P.O. Box 3199
	Church Street Station
	New York, NY 10008-3199

	Saxon Co.[4]	363,861.38	50.85
	FBO 12-35-040-3896476
	P.O. BOX 7780-1888
	Philadelphia, PA 19182-0001
Franklin Gold and Precious Metals Fund
Franklin Gold and Precious Metals Fund	The Northern Tr Co Trste	1,542,162.55	5.38
Class A shares	FBO A G Edwards Ret & P/S/P
	P.O. Box 92994
	Chicago, IL 60675-2994
Franklin Gold and Precious Metals Fund	Conservative Target Fund	187,667.68	9.74
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	452,710.82	23.50
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	571,415.97	29.66
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin High Income Trust
Franklin High Income Fund	MFS Heritage Trust Company	1,129,491.01	15.25
Class R shares	FBO Certain Company Benefits Plans
	P.O. Box 55824
	Boston, MA 02205-5824

	MetLife Target Maturity Portfolio	568,701.14	7.68
	2 Montgomery Street
	Jersey City, NJ 07302-3802

	Reliance Trust Trste	604,525.76	8.16
	FBO MetLife RP
	2 Montgomery Street
	Jersey City, NJ 07302-3802
Franklin High Income Fund	Keybank NA	1,135,314.11	5.66
Advisor Class shares	FBO ASM Intl
	P.O. Box 94871
	Cleveland, OH, 44101-4871
Franklin Investors Securities Trust
Franklin Balanced Fund	Franklin Advisers, Inc.5*	1,497,000.00	89.59
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Balanced Fund	LPL Financial Services	2,028.32	7.83
Class C shares	9785 Towne Centre Drive
	San Diego, CA 92121-1968

	LPL Financial Services	2,451.45	9.46
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

	FTB&T CUST for the IRA of	2,778.78	10.73
	Maureen Butler
	Long Beach, NY 11561-1507
Franklin Balanced Fund	Franklin Advisers, Inc.5*	1,000.00	100.00
Class R shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Balanced Fund	Muschott Fam Rev Liv Tr	5,188.68	18.55
Advisor Class shares	Alan E. Muschott
	And Terri K. Muschott Trste
	02/08/04
	Menlo Park, CA 94025-6269

	Felicelli Rev Tr	4,672.90	16.71
	Frank M. Felicelli
	And Jane E. Felicelli Trste
	05/08/98
	Danville, CA 94526-2922

	Perks Fam Liv Tr	15,267.87	54.59
	Edward D. Perks
	and Maggie P. Perks Trste
	DTD 04/19/2006
	Alamo, CA 94507-2249

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Equity Income Fund	Franklin Templeton Bank & Trust Co	49,291.38	5.96
Class R shares	Process Plus Retirement Savings
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Franklin Templeton Bank & Trust Co	51,008.60	6.17
	The P/DMT Combined PS Pln & Tr
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Franklin Templeton Bank & Trust Co	49,681.20	6.01
	PECO II Inc Associates
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village CO, 80111-5002

	Franklin Templeton Bank & Trust Co	48,383.90	5.85
	Terayon Communications Systems
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002
Franklin Floating Rate Daily Access Fund	Franklin Advisers, Inc.*	374,623.87	6.29
Class B shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Floating Rate Daily Access Fund	US Bank	833,429.82	19.31
Advisor Class shares	FBO Iron Market Opportunity Fund
	1555 N River Center Drive Ste 210
	P.O. Box 1787
	Milwaukee, WI 53201-1787

	Franklin Advisers, Inc.*	374,749.50	8.68
	One Franklin Parkway
	San Mateo, CA 94403-1906

	UMBSC CO	361,701.54	8.38
	FBO Wels Income Fund PRI USD
	P.O. Box 419260
	Kansas City, MO 64141-6260
Franklin Limited Maturity U.S. Government	Franklin Stable Value	1,172,415.30	51.12
Securities Fund	FT 529 College Savings Plan
Advisor Class shares	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091
Franklin Low Duration Total Return Fund	Franklin Advisers, Inc.6*	500,000.00	41.44
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Total Return Fund	Hartford Life Insurance Co	763,272.39	24.38
Class R shares	Separate Account
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	PIMS Prudential Retirement	301,313.50	9.63
	As Nominee for the TTEE CUST Pl 002
	Brodart Retirement Plan
	500 Arch Street
	Williamsport, PA 17701

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Total Return Fund	Conservative Target Fund	2,587,883.68	11.49
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	4,330,126.81	19.22
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	1,591,135.32	7.06
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Age 13-16 Years	1,491,234.60	6.62
	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091
Franklin Managed Trust
Franklin Rising Dividends Fund	State Street Bank and Trust	2,810,051.53	5.62
Class A shares	FBO ADP 401K Daily Valuation
	Product A
	105 Rosemont Avenue
	Westwood, MA 02090-2318
Franklin Rising Dividends Fund	Nationwide Trust Company	752,534.58	88.89
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Municipal Securities Trust
Franklin California High Yield Municipal Fund	Franklin Advisers, Inc.*	949.67	7.16
Advisor Class shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	Avon S. Puri	1,432.15	10.73
	And Avneet K. Puri
	JT Ten
	Santa Clara, CA 95054-1303

	Thielemann Fam Tr	10,887.12	82.11
	Uwe K. Thielemann
	And Sieglinde Thielemann Trste
	DTD 11/02/93
	San Mateo, CA 94403-2641
Franklin Mutual Series Fund, Inc.
Mutual Discovery Fund	John Hancock Life Insurance Co	13,676,321.78	7.16
Class A shares	250 Bloor Street E. 7E Floor
	Toronto, Ontario
	Canada M4W 1E5

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Mutual Discovery Fund	ING National Trust	555,980.50	10.01
Class R shares	151 Farmington Ave
	Hartford, CT 06156-0001

	ING Insurance & Annuity Co	1,444,600.21	26.00
	Separate Account F
	151 Farmington Ave
	Hartford, CT 06156-0001

	Hartford Life Insurance Co	495,107.86	8.91
	Separate Account
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Mutual European Fund	Growth Target Fund	2,248,340.38	5.80
Class Z shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Mutual Qualified Fund	Transamerica Life Insurance Co	2,658,465.15	6.20
Class A shares	1150 S Olive Street Ste T-10-05
	Los Angeles, CA 90015
Mutual Shares Fund	Transamerica Life Insurance Co	696,793.84	10.45
Class R shares	1150 S Olive Street Ste T-10-05
	Los Angeles, CA 90015

	ING Insurance & Annuity Co	889,352.23	13.34
	Separate Account F
	151 Farmington Avenue
	Hartford, CT 06156-0001
Mutual Shares Fund	Franklin Templeton Founding Funds	136,330,211.73	33.00
Class Z shares	Allocation Fund
	FT Fund Allocator Series
	500 E Broward Boulevard 13 FL
	Fort Lauderdale, FL 33394-3091
Mutual Beacon Fund	John Hancock Life Insurance Co	21,699,905.34	18.15
Class A shares	601 Congress Street
	Boston, MA 02210-2804
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Income Fund	SEI Private Trust Company	308,943.79	7.63
Advisor Class shares	C/O HSBC
	Attn Mutual Fund Administrator
	1 Freedom Valley Drive
	Oaks, PA 19456-1499
Franklin New York Tax-Free Trust
Franklin New York Limited-Term Tax-Free Income	Franklin Advisers, Inc.7*	250,000.000	30.83
Fund	One Franklin Parkway
Class A shares	San Mateo, CA 94403-1906
Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund	Transamerica Life Insurance Co	3,402,689.02	12.36
Class A shares	1150 S Olive Street Ste T-10-05
	Los Angeles, CA 90015

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Real Estate Securities Fund	Conservative Target Fund	203,684.56	12.49
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	538,209.60	33.00
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	598,410.30	36.69
	F/T Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Franklin Strategic Mortgage Portfolio	Conservative Target Fund	2,295,188.22	7.73
Class A shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	4,055,642.04	13.67
	F/T Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Franklin Strategic Series
Franklin Aggressive Growth Fund	Franklin Templeton Bank & Trust Co	21,414.71	5.32
Class R shares	Kendeco Tool Crib 401K Plan
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Safeco Investment Services Inc	168,394.40	41.83
	Attn Life Finance SEP Accts
	P.O. Box 34690
	Seattle, WA 98124-1690

	Franklin Templeton Bank & Trust Co	34,772,.91	8.64
	Heartlab Inc.
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Aggressive Growth Fund	Conservative Target Fund	347,061.47	7.72
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	1,017,222.31	22.64
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	1,156,970.66	25.75
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Nationwide Trust Company	1,600,575.46	35.62
	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Blue Chip Fund	Nationwide Trust Company	624,271.81	6.40
Class A shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Blue Chip Fund	Stanton Trust Company N A Trste	27,966.84	8.57
Class R shares	FBO Cross Telecom Corp 401K Plan
	3405 Annapolis Lane N Ste 100
	Minneapolis, MN 55447-5343

	Franklin Templeton Bank & Trust Co	17,826.89	5.47
	Prince Industries Inc
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Franklin Templeton Bank & Trust Co	40,595.91	12.44
	KABA MAS Corp
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Flex Cap Growth Fund	Transamerica Life Insurance Co	633,357.40	31.77
Class R shares	1150 S Olive Street Ste T-10-05
	Los Angeles, CA 90015

	AST Trust Company	122,239.93	6.13
	FBO Burnet Realty 401 A
	Agnt Retirement Pln
	P.O. Box 52129
	Phoenix, AZ 85072-2129

	American United Life Insurance	127,067.29	6.37
	Company
	Group Retirement Annuity
	Separate Accts Administration 1002C
	P.O. Box 1995
	Indianapolis, IN 46206-9102
Franklin Flex Cap Growth Fund	Franklin Templeton Perspectives	1,960,676.25	27.93
Advisor Class shares	Allocation Fund
	FT Fund Allocator Series
	500 E Broward Boulevard 13th Floor
	Fort Lauderdale, FL 33394-3091

	Conservative Target Fund	526,442.06	7.50
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	1,435,951.85	20.45
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	1,675,681.99	23.87
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Franklin Natural Resources Fund	Conservative Target Fund	134,067.11	11.49
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	413,878.78	35.48
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	434,238.60	37.23
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Franklin Small Cap Growth Fund II	State Street Bank & Tr Co TTEE	2,087,202.30	5.02
Class A shares	FBO First Energy Savings Plan
	105 Rosemont Avenue
	Westwood, MA 02090-2318

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Small Cap Growth Fund II	Reliance Trust Company Custodian	43,058.29	9.74
Class R shares	FBO Autumn Corporation
	P.O. Box 48449
	Atlanta, GA 30362-1449

	EMJAYCO CUST	38,005.28	8.60
	FBO Brown Brothers Plumbing and
	Heating
	401K Pln 90H10
	P.O. Box 17910
	Milwaukee, WI 53217-0909

	Franklin Templeton Bank & Trust Co	23,859.84	5.40
	Kendeco Tool Crib 401K Plan
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	EMJAY Corporation TTEE	30,002.09	6.79
	FBO The CapFinancial Group Inc
	401K Plan
	C/O Fascore
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Reliance Trust Company	65,879.55	14.91
	CUST Neurosurgery & Spine
	Associates
	Employee Savings Plan
	P.O. Box 48529
	Atlanta, GA 30362-1529
Franklin Small Cap Growth Fund II	Conservative Target Fund	1,773,514.92	7.58
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	4,702,631.83	20.11
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Growth Target Fund	5,507,894.18	23.55
	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Franklin Small-Mid Cap Growth Fund	AMFO and Co	609,662.00	20.69
Class R shares	Attn Employee Benefits
	P.O. Box 419692
	Kansas City, MO 64141-6692

	MG Trust Company CUST FBO	169,098.68	5.74
	City of Breensboro 457 Plan
	700 17th Street, Ste 300
	Denver, CO 80202

	ING Insurance & Annuity Co	168,806.79	5.73
	Separate Account F
	151 Farmington Avenue
	Hartford, CT 06156-0001

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Small-Mid Cap Growth Fund	Age Newborn- 8 Years	1,764,463.52	9.81
Advisor Class shares	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091
Franklin Strategic Income Fund	American United Life Insurance	1,171,490.62	26.24
Class R shares	Company
	Group Retirement Annuity
	Separate Accts Administration 1002C
	P.O. Box 1995
	Indianapolis, IN 46206-9102

	MFS Heritage Trust Company	786,742.46	17.62
	FBO Certain Company Benefits Plans
	P.O. Box 55824
	Boston, MA 02205-5824
Franklin Strategic Income Fund	Growth & Income	420,388.86	8.10
Advisor Class shares	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091

	Age 9-12 Years	784,477.48	15.11
	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091

	Age 13-16 Years	1,431,187.78	27.56
	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091

	Age 17-20 Years	759,888.19	14.64
	FT 529 College Savings Plan
	500 E Broward Boulevard Floor 13
	Fort Lauderdale, FL 33394-3091
Franklin Technology Fund	Capital Bank & Trust Company TTEE	73,380.26	9.18
Class R shares	FBO Vacation Resorts
	International 401K PSP
	C/O Planpremier FASCORP
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111

	Reliance Trust Company	116,298.09	14.55
	CUST Hughes Associates Inc. 401K
	PSP
	P.O. Box 48529
	Atlanta, GA 30362-1529

	Franklin Templeton Bank & Trust Co	175,695.88	21.99
	Terayon Communications Systems
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Technology Fund	Rafael R. Costas, Jr.	47,236.52	9.72
Advisor Class shares	San Francisco, CA 94115-1218

	Donald G. Taylor	64,794.72	13.33
	And Gigo H. Lee-Taylor
	JT Ten
	Ridgewood, NJ 07450-3011

	Burns Fam Tr	55,155.36	11.35
	Harmon E. Burns
	And Susan T. Burns Trste
	DTD 04/25/96
	Atherton, CA 94207-4016
Franklin Tax-Free Trust
Franklin High Yield Tax-Free Income Fund	Peter D. Jones	154,126.84	5.35
Advisor Class shares	St. Petersburg, FL 33716-1205
Franklin Kentucky Tax-Free Income Fund	Unified Trust Co NA Omnibus Trust	972,008.88	7.74
Class A shares	2353 Alexandria Drive Ste 100
	Lexington, KY 40504-3208
Franklin Templeton Fund Allocator Series
Franklin Templeton Conservative Target Fund	Hartford Life Insurance Co	3,187,550.59	22.43
Class A shares	FBO HLIC Separate Acct TK Series
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Franklin Templeton Conservative Target Fund	Ben Turec or Jill Turec	58,511.14	5.49
Class R shares	FBO Turec Advertising Assoc P/S Pln
	9272 Olive Boulevard
	St. Louis, MO 63132-3204
Franklin Templeton Conservative Target Fund	Nationwide Trust Company	108,878.37	98.25
Advisor Class shares	FBO Franklin Templeton PS 401K Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Templeton Corefolio Allocation Fund	FTB&T CUST for the Rollover IRA	9,389.64	5.35
Class R shares	of Clayton B. Murray
	Hibbing, MN 55746-1324

	FTB&T CUST for the Rollover IRA	32,976.83	18.79
	of Christita Fry
	Succasunna, NJ 07876-2016

	FTB&T CUST for the Rollover IRA	23,167.43	13.20
	of Nancy H. Apmann
	Rocklin, CA 9576-4606
Franklin Templeton Corefolio Allocation Fund	FTB&T CUST for the Rollover IRA	17,216.95	8.28
Advisor Class shares	of Ronald C. Mayer
	Miami Beach, FL 33140-0594
Franklin Templeton Growth Target Fund	Hartford Life Insurance Co	5,934,065.71	29.68
Class A shares	FBO HLIC Separate Acct TK Series
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Templeton Growth Target Fund	Franklin Templeton Bank & Trust Co	100,292.23	6.13
Class R shares	Halron Oil Co Inc Retirement Sav Pln
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Franklin Templeton Bank & Trust Co	91,120.94	5.57
	Childrens Home Society of Florida
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002
Franklin Templeton Growth Target Fund	Nationwide Trust Company	281,601.55	95.74
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Templeton Moderate Target Fund	Hartford Life Insurance Co	7,132,590.40	25.48
Class A shares	FBO HLIC Separate Acct TK Series
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Franklin Templeton Moderate Target Fund	Franklin Templeton Bank & Trust Co	113,252.39	5.16
Class R shares	Infra-Metals Co
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002

	Franklin Templeton Bank & Trust Co	142,885.93	6.50
	Childrens Home Society of Florida
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002
Franklin Templeton Moderate Target Fund	Nationwide Trust Company	425,523.68	95.83
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Franklin Templeton Perspectives Allocation Fund	FTB&T CUST for the Rollover IRA	9,436.31	8.25
Class R shares	of Lon Wilson
	Bronx, NY 10451-2615

	FTB&T CUST for the Rollover IRA	11,121.57	9.72
	of Errol V. Marshall
	Palm Coast, FL 32137-3009

	FTB&T CUST for the Rollover IRA	13,915.77	12.16
	of Paul J. Malatesta
	North Wales, PA 19454-2669

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
	Donald Downey	9,144.18	7.99
	and Jamie Daugherty Trste
	Stones River Hospital 401K Pln
	324 Doolittle Road
	Woodbury, TN 37190-1139

	FTB&T CUST for the Rollover IRA	7,382.70	6.45
	of Daniel T. Fenley
	Costa Mesa, CA 92626-2041

	D. Scott Kimbro Trste	6,878.88	6.01
	Kimbro Oil Company
	2200 Clifton Avenue
	Nashville, TN 37203-1914

	Jeffrey D. Egelston	8,112.04	7.09
	and Judith K. Todd
	and Gail Bilbrey Trste
	Pacesetters Inc. 401K Pln
	2511 Highway 111 N
	Cookeville, TN 38506-8683
Franklin Templeton Perspectives Allocation Fund	Christopher J. Molumphy	11,013.08	7.51
Advisor Class shares	Portola Valley, CA 94028-8068

	Joan Joyce Lakocy	7,895.77	5.39
	Garden City, KS 67846-4566

	Crowford P. Cragun	28,011.28	19.11
	and Joyce B. Cragun
	JT Ten
	Draper, UT 84020-8258

	Daniel A Nuckles	9,341.54	6.37
	and Jennifer L. Nuckles
	JT Ten
	Danville, CA 94506-4755
Franklin Templeton 2015 Retirement Target Fund	Franklin Advisers, Inc.8*	97,000.00	76.51
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the IRA of	12,921.29	10.19
	William James Grosskopf IRA
	Suttons Bay, MI 49682-9623
Franklin Templeton 2015 Retirement Target Fund	Raymond James Assoc Inc	617.76	14.30
Class C shares	FBO Boyd IRA
	880 Carillon Parkway
	St Petersburg, FL 33716

	Franklin Advisers, Inc.8*	1,000.00	23.15
	One Franklin Parkway
	San Mateo, CA 94403-1906

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
	FTB&T CUST for the IRA of	1,090.73	25.25
	Janet L. Johnson
	Saint Cloud, MN 56304-1406

	FTB&T CUST for the IRA of	992.60	22.97
	Gary S. Johnson
	Saint Cloud, MN 56304-1406

	FTB&T CUST for the 403B of	557.44	12.90
	Monroe Community College
	FBO Janet B. Zinck
	Henrietta, NY 14467-9605
Franklin Templeton 2015 Retirement Target Fund	Franklin Advisers, Inc.8*	1,000.00	100.0
Class R shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Templeton 2015 Retirement Target Fund	Franklin Advisers, Inc.8*	1,000.00	54.12
Advisor Class shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the Rollover IRA	837.99	45.35
	Of Danilo Dumpit
	Hayward, CA 94544-8306
Franklin Templeton 2025 Retirement Target Fund	Franklin Advisers, Inc.9*	97,000.00	63.88
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	NFS LLC FEBO	28,491.62	18.76
	WM Financial Services Inc
	NSPS Christopher F. Ofsanko
	Pasadena, CA 91104
Franklin Templeton 2025 Retirement Target Fund	Franklin Advisers, Inc.9*	1,000.00	20.62
Class C shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the Roth IRA of	588.82	12.14
	John Stavropoulos
	Wilmington, NC 28409-4559

	FTB&T CUST for the Rollover IRA	686.95	14.17
	of Lelia R. Perdue
	Wedowee, AL 36278-7744
Franklin Templeton 2025 Retirement Target Fund	Franklin Advisers, Inc.9*	1,000.00	80.31
Class R shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the ERISA 403B of	245.22	19.69
	Sierra Adoption Services
	FBO Elizabeth D. Collins
	Davis, CA 95618-4385
Franklin Templeton 2025 Retirement Target Fund	Franklin Advisers, Inc.9*	1,000.00	97.19
Advisor Class shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Templeton 2035 Retirement Target Fund	Franklin Advisers, Inc.10*	97,000.00	94.74
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Templeton 2035 Retirement Target Fund	Franklin Advisers, Inc.10*	1,000.00	20.63
Class C shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the IRA of	1,134.05	23.40
	Cecilia R. Rhodes
	Grass Valley, CA 95945-7461

	FTB&T CUST for Roth IRA of	2,454.86	50.66
	Jon Holmes
	Aberdeen, SD 57401-2589
Franklin Templeton 2035 Retirement Target Fund	Franklin Advisers, Inc.10*	1,000.00	48.92
Class R shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the ERISA 403B of	930.88	45.54
	Japanese Cultural Comm Ctr of Northern
	California
	FBO Ken Maeshiro
	San Francisco, CA 94112-2938
Franklin Templeton 2035 Retirement Target Fund	Franklin Advisers, Inc.10*	1,000.00	18.89
Advisor Class shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the Roth IRA of	1,195.18	22.57
	Greg J. Biagini
	San Francisco, CA 94121-3526

	FTB&T CUST for the Rollover IRA of	385.12	7.27
	Danilo Dumpit
	Hayward, CA 94544-8306

	FTB&T CUST for the Rollover IRA of	2,302.24	43.48
	Thanh S. Do
	Elk Grove, CA 95624-1267
Franklin Templeton 2045 Retirement Target Fund	Franklin Advisers, Inc.11*	97,000.00	91.53
Class A shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Templeton 2045 Retirement Target Fund	FTB&T CUST for the ROTH IRA of	206.52	6.46
Class C shares	Kay L. Cosby
	Dallas, TX 75206-2823

	Franklin Advisers, Inc.11*	1,000.00	31.30
	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Templeton 2045 Retirement Target Fund	Franklin Advisers, Inc.11*	1,000.00	94.80
Class R shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Franklin Templeton 2045 Retirement Target Fund	Franklin Advisers, Inc.11*	1,000.00	94.53
Advisor Class shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	FTB&T CUST for the Rollover IRA	53.23	5.03
	of Tiffany K. Schlueter
	Saint Petersburg, FL 33716-3479

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Templeton Global Trust
Franklin Templeton Hard Currency Fund	Genworth Financial Trust Co	4,264,695.08	12.13
Class A shares	FBO Genworth Financial Asset
	Management
	3200 N Central Avenue Ste 612
	Phoenix, AZ 85012-2426
Franklin Templeton Hard Currency Fund	Dengel Co	357,507.66	8.16
Advisor Class shares	C/O Fiduciary Trust CO Intl
	P.O. Box 3199
	Church Street Station
	New York, NY 10208
Franklin Templeton International Trust
Templeton Foreign Smaller Companies Fund	John Hancock Life Insurance Co	3,227,848.16	21.04
Class A shares	RPS SEG Funds & Accounting ET-7
	601 Congress Street
	Boston, MA 02210-2804
Franklin Templeton Money Fund Trust
Franklin Templeton Money Fund	MG Trust Trste	133,162.37	6.25
Class R shares	Stadia Capital LLC
	700 17th Street, Ste 300
	Denver, CO 80202-3531
		115,528.26	5.43
	MG Trust Company CUST FBO
	Midlands Cardiology Group P C SAF
	700 17th Street, Ste 300
	Denver, CO 80202-3531

	MG Trust Trste	155,253.10	7.29
	FBO Apt Advanced Polymer
	Technology Corp
	401K P/S Pln
	R O Cardosi or James Sacco Trste
	700 17th Street Ste 300
	Denver, CO 80202-3531

	MG Trust Trste	326,669.71	15.34
	FBO Master Financial Inc. 401K Pln
	700 17th Street Ste 300
	Denver, CO 80202-3531

	Ben Turec or Jill Turec	139,416.41	6.55
	FBO Turec Advertising Assoc P/S Pln
	9272 Olive Boulevard
	St. Louis, MO 63132-3204

	Union Bank of CA NA TTEE	218,325.82	10.25
	Trst Bertha Abess Childrens Center
	401K PSP
	Attn Mutual Funds Dept
	P.O. Box 85484
	San Diego, CA 92186-5484

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Value Investors Trust
Franklin Balance Sheet Investment Fund	John Hancock Life Insurance Co	8,243,213.74	12.92
Class A shares	RPS SEG Funds & Accounting ET-7
	601 Congress Street
	Boston, MA 02210-2804

	Nationwide Trust Company	3,696,440.22	5.79
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029
Franklin Balance Sheet Investment Fund	ING National Trust	100,031.33	13.28
Class R shares	151 Farmington Avenue
	Hartford, CT 06156-0001

	ING Insurance & Annuity Co	289,943.25	38.50
	Separate Account F
	151 Farmington Avenue
	Hartford, CT 06156-0001

	Delaware Charter Guarantee Trust	84,420.77	11.21
	FBO Various Qualified Plans
	Attn RIS NPIO Trade Desk
	711 High Street
	Des Moines, IA 50309-2732
Franklin Large Cap Value Fund	Union Bank Tr	55,610.94	11.88
Class R shares	FBO TS People’s Bank & Tr 401K PS
	P.O. Box 85484
	San Diego, CA 92186-5484

	Franklin Templeton Bank & Trust Co	48,689.99	10.40
	Modern Poured Walls Inc
	401K Pln
	C/O Fascore LLC
	8515 E Orchard Road 2T2
	Greenwood Village, CO 80111-5002
Franklin Large Cap Value Fund	Nationwide Trust Company	93,119.64	76.35
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255

	FTB&T CUST for the Rollover IRA of	10,655.38	8.74
	Charles Rubens II
	Scarsdale, NY 10583-2112
Franklin MicroCap Value Fund	Nationwide Trust Company	116,699.67	75.23
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255

	FTB&T CUST for the Rollover IRA of	8,086.70	5.21
	Charles Rubens II
	Scarsdale, NY 10583-2112

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin MidCap Value Fund	Albert J. Malwitz	27,439.81	69.43
Class R shares	Donald E. Hacke FBO Arlington
	Fastener Company Inc 401 K PSP
	1032 W. Northwest Highway
	Barrington, IL 60010-2338

	MG Trust Company CUST FBO	2,654.62	6.72
	Mark S. Maxwell DO
	Denver, CO 80202-3531

	Ken Caviness	2,486.47	6.29
	and Rodney Spriggs & Steve Wilcox
	Trste
	Vintage Stock Safe Harbor 401K Pln
	202 E. 32nd Street
	Joplin, MO 64804-3802

	A G Edwards Sons Inc	2,265.80	5.73
	Westosha Vet Hospital
	Profit Sharing Plan
	A C 6510-0636
	1 North Jefferson
	St. Louis, MO 63103
Franklin MidCap Value Fund	Daniel A. Nuckles	3,472.61	5.12
Advisor Class shares	and Jennifer L Nuckles
	JT Ten
	Danville, CA 94506-4755

	Robert E. Wade	4,944.21	7.29
	Belvidere, NJ 07823-0215

	Margaret McGee	4,676.81	6.89
	Secaucus, NJ 07094-1746

	Bernerd L. Buckley	5,915.62	8.72
	Saint Helena, CA 94574-1271

	FTB&T CUST for the Rollover IRA of	10,056.13	14.82
	Charles Rubens II
	Scarsdale, NY 10583-2112

	William J. Lippman	6,904.07	10.18
	Fort Lee, NJ 07024-5353

	Frank T Crohn Tr	4,896.16	7.22
	Frank T Crohn Trste
	DTD 06/05/90
	Rhinebeck, NY 12572-2538

	Margaret A. Saunders Fam Tr	9,076.83	13.38
	Margaret A Saunders Trste
	DTD 11/01/93
	Portland, OR 97232-1145
Franklin Small Cap Value Fund	Nationwide Trust Company	214,131.51	16.70
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Institutional Fiduciary Trust
Franklin Cash Reserves Fund	Franklin Templeton Bank & Trust Co	7,834,813.64	5.50
Class A Shares	NMB USA Inc
	C/O Fascore LLC
	8515 E. Orchard Road 2T2
	Greenwood Village, CO 80111-5002
Franklin Structured Large Cap Core Equity Fund	Franklin Advisers, Inc.12*	247,760.20	89.80
	One Franklin Parkway
	San Mateo, CA 94403-1906

	Anne and Edward Jamieson Rev Tr	28,129.00	10.20
	Hillsborough, CA 94010-6829
Franklin Structured Large Cap Growth Equity	Franklin Advisers, Inc.13*	228,906.51	90.50
Fund	One Franklin Parkway
	San Mateo, CA 94403-1906

	Gregory E. Johnson	24,032.41	9.50
	San Mateo, CA 94403-1906
Money Market Portfolio	Franklin Resources Inc.	339,170,213.47	9.15
Class A Shares	One Franklin Parkway
	San Mateo, CA 94403-1906

	Franklin Advisers, Inc.*	348,677,141.14	9.41
	One Franklin Parkway
	San Mateo, CA 94403-1906

	Franklin Mutual Advisers, LLC*	192,943,377.15	5.20
	One Franklin Parkway
	San Mateo, CA 94403-1906

	T International SEC Fund	272,160,714.79	7.34
	FT Variable Insurance Products Tr
	RC Q10/2
	3310 Quality Drive
	Rancho Cordova, CA 95670-7313
The Money Market Portfolios
The Money Market Portfolio	IFT Money Market Portfolio FD-140[14]	3,723,478,781.81	64.19
	10600 White Rock Road
	Rancho Cordova, CA 95670-6032

	Franklin Money Fund[15]	1,861,200,507.75	32.08
	10600 White Rock Road
	Rancho Cordova, CA 95670-6032
Templeton China World Fund
Templeton China World Fund	Growth Target Fund	540,012.61	5.65
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907
Templeton Developing Markets Trust
Templeton Developing Markets Trust	State Street Bank & Trust CUST	17,129,813.80	10.31
Class A shares	FBO Citigroup
	401K Pln
	105 Rosemont Avenue
	Westwood, MA 02090-2318

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Templeton Developing Markets Trust	Safeco Investment Services Inc	150,135.07	11.21
Class R shares	Attn Life Finance Sep Accts
	P.O. Box 34690
	Seattle, WA 98124-1690

	Delaware Charter Guarantee Trust	99,608.82	7.44
	FBO Various Qualified Plans
	Attn RIS NPIO Trade Desk
	711 High Street
	Des Moines, IA 50303-0001

	DCGT as TTEE and or CUST	90,980.81	6.79
	FBO Principal Financial Group
	OMNIB
	US Qualified
	Attn NPIO Trade Desk
	711 High Street
	Des Moines, IA 50303

	MFS Heritage Trust Company	147,415.03	11.01
	FBO Certain Company Benefit Plans
	P.O. Box 55824
	Boston, MA 02205-5824
Templeton Developing Markets Trust	Nationwide Trust Company	1,567,993.75	10.30
Advisor Class shares	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Templeton Funds, Inc.
Templeton Foreign Fund	Guardian Group Pensions GIAC	1,645,909.15	9.93
Class R shares	1560 Valley Center Parkway Ste 100
	Bethlehem, PA 18017-2275

	ING National Trust	1,040,254.35	6.27
	151 Farmington Avenue
	Hartford, CT 06156-0001

	ING Insurance & Annuity Co	1,099,882.81	6.63
	Separate Account F
	151 Farmington Avenue
	Hartford, CT 06156-0001
Templeton World Fund	Nationwide Trust Company	1,080,993.97	13.57
Advisor Class shares	FBO Franklin Templeton
	PS 401K Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255

	Nationwide Trust Company
	FBO Legg Mason
	PS & 401K Plan	1,326,963.17	16.65
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Templeton Foreign Fund	Standard Insurance Co	9,752,357.95	5.81
Advisor Class shares	Attn Separate Account A/P11D
	1100 SW Sixth Avenue
	Portland, OR 97204-1020

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
	The Equitable Life Assurance	10,376,051.70	6.19
	Society SA 191 for the ADA
	Templeton Foreign Fund
	Alliance Capital
	500 Plaza Drive 6th Floor
	Secaucus, NJ 07094-3619

	SEI Private Trust Company	8,508,144.79	5.07
	C O Harris Bank ID940
	Attn Mutual Fund Administration
	One Freedom Valley Drive
	Oaks, PA 19456
Templeton Global Smaller Companies Fund
Templeton Global Smaller Companies Fund	Ellard & Co	1,997,618.86	22.86
Advisor Class shares	C O Fiduciary Trust Company Intl
	P.O. Box 3199
	Church Street Station
	New York, NY 10008

	Nationwide Trust Company	1,678,456.89	19.40
	FBO Franklin Templeton PS 401K
	Plan
	DTD 10/01/81
	98 San Jacinto Boulevard Ste 1100
	Austin, TX 78701-4255
Templeton Income Trust
Templeton Global Bond Fund	Conservative Target Fund	3,304,112.43	6.42
Advisor Class shares	FT Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Moderate Target Fund	5,826,964.49	11.32
	F/T Fund Allocator
	960 Park Place 4th Floor
	San Mateo, CA 94403-1907

	Bowen David & Co	5,714,793.89	11.10
	C/O Fiduciary Trust Co
	175 Federal Street
	P.O. Box 55806
	Boston, MA 02205-5806
Templeton Institutional Funds, Inc.
Emerging Market Series	New York State Common	30,441,783.27	22.39
	Retirement Fund
	Alfred E Smith State Office
	Building Sixth Floor
	Albany, NY 12236-0001

	The Northern Trust Co	10,780,944.10	7.93
	FBO Accenture LLP
	Profit Sharing & 401K Trust
	P.O. Box 92994
	Chicago, IL 60675-2994

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
	Permanent University Fund	7,880,085.91	5.80
	of the State of Texas
	C/O UTIMCO
	401 Congress Avenue Ste 2800
	Austin, TX 78701-3794

	Commonwealth of Pennsylvania	16,043,918.70	11.80
	State Employees Retirement System
	30 N Third Street
	P.O. Box 1147
	Harrisburg, PA 17108-1147

	National Financial Services Corp	17,625,338.34	12.96
	for the Exclusive Benefit of Our
	Customers
	1 World Financial Center
	200 Liberty Street
	New York, NY 10281-1003
Foreign Equity Series	Franklin Advisers, Inc.*	397.61	100.00
Service Shares	One Franklin Parkway
	San Mateo, CA 94403-1906
Foreign Smaller Companies Series	Wilmington Trust Company CUST[16]	1,926,141.31	26.16
Institutional Class Shares	with W L Gore Assoc Hong Kong
	Lmtd
	C/O Mutual Funds
	P.O. Box 8882
	Wilmington, DE 19899-8882

	New York Life Trust Co	508,162.51	6.90
	169 Lackawanna Avenue
	Parsippany, NJ 07054-1007

	Wilmington Trust Company Inc[16]	1,224,914.38	16.63
	W Future Value Inc.
	C/O Mutual Funds
	P.O. Box 8882
	Wilmington, DE 19899-8882
____________________
1.	Ellard & Co, an affiliate of the Investment Managers, owns 58.45% of the Franklin Templeton Core Plus Fixed Income Fund.
2.	The Doctor’s Company owns 62.01% of the Franklin Templeton Emerging Market Debt Opportunities Fund.
3.	Ellard & Co owns 49.15% of the Franklin Templeton High Income Fund.
4.	Saxon Co owns 50.85% of the Franklin Templeton High Income Fund.
5.	Franklin Advisers, Inc. owns 86.80% of the Franklin Balanced Fund.
6.	Franklin Advisers, Inc. owns 41.44% of the Franklin Low Duration Total Return Fund.
7.	Franklin Advisers, Inc. owns 30.83% of the Franklin New York Limited-Term Tax Free Income Fund.
8.	Franklin Advisers, Inc. owns 78.87% of the Franklin Templeton 2015 Retirement Target Fund.
9.	Franklin Advisers, Inc. owns 62.90% of the Franklin Templeton 2025 Retirement Target Fund.
10.	Franklin Advisers, Inc. owns 87.28% of the Franklin Templeton 2035 Retirement Target Fund.
11.	Franklin Advisers, Inc. owns 89.86% of the Franklin Templeton 2045 Retirement Target Fund.
12.	Franklin Advisers, Inc. owns 89.80% of the Franklin Structured Large Cap Core Equity Fund.
13.	Franklin Advisers, Inc. owns 90.50% of the Franklin Structured Large Cap Growth Equity Fund.
14.	IFT Money Market Portfolio owns 64.19% of The Money Market Portfolio.
15.	Franklin Money Fund owns 32.08% of The Money Market Portfolio.
16.	Wilmington Trust Company owns 42.80% of the Foreign Smaller Companies Series.
*	Charles B. Johnson and Rupert H. Johnson Jr., who are officers and Board Members of the Fund, may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc. or Franklin Mutual Advisers, LLC. As principal shareholders of Resources, they may be able to control the voting of Franklin Advisers’ or Franklin Mutual Advisers’ shares of the Fund.